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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2004




                                NOBLE CORPORATION
             (Exact name of Registrant as specified in its charter)





        CAYMAN ISLANDS                     0-13857                98-0366361
(State or other jurisdiction of        (Commission file        (I.R.S. employer
incorporation or  organization)             number)          identification number)


13135 SOUTH DAIRY ASHFORD, SUITE 800
         SUGAR LAND, TEXAS                                           77478
  (Address of principal executive                                  (Zip code)
              offices)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


                                 NOT APPLICABLE
           (Former name or former address if changed from last report)

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                                                                        FORM 8-K


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits

                Exhibit 99.1 Noble Corporation Press Release dated July 19, 2004, announcing the financial results for the quarter ended June 30, 2004.


ITEM 9.     REGULATION FD DISCLOSURE.

      The following information is being furnished under Item 9 and in accordance with Securities and Exchange Commission Release No. 33-8126, under
Item 12, "Results of Operations and Financial Condition", by being presented under Item 9.

      On July 19, 2004, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of such press release is attached as Exhibit 99.1 and will be published in the "Newsroom" area on the Registrant's web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

      This press release contains forward-looking statements about the Registrant's business, financial condition and prospects. The Registrant's actual results could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including, without limitation, the following:

   -  volatility in crude oil and natural gas prices;

   - changes in customers' drilling programs or budgets due to their own internal corporate events, changes in the markets and prices for oil and gas, or shifts in the relative strengths of various geographic drilling markets brought on by things such as a general economic slowdown, or regional or worldwide recession, any of which could result in deterioration in demand for the Registrant's drilling services;

   -  the Registrant's inability to execute any of its business strategies;

   - changes in the tax laws, tax treaties or tax regulations, or the interpretation or enforcement thereof, including taxing authorities not agreeing with our assessment of the effects of such laws, treaties and regulations;

   - cancellation by customers of drilling contracts or letter agreements or letters of intent for drilling contracts or their exercise of early termination provisions generally found in the Registrant's drilling contracts;

   -  intense competition in the drilling industry;

   - changes in the rate of economic growth in the U.S. or in other major international economies;

   - political and economic conditions in markets where the Registrant from time to time operates;

   -  adverse weather (such as hurricanes and monsoons) and seas;


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                                                                        FORM 8-K


   - operational risks (such as blowouts, fires and loss of production); changes in oil and gas drilling technology or in competitors' drilling rig fleets that could make the Registrant's drilling rigs less competitive or require major capital investment to keep them competitive;

   -  costs and effects of unanticipated legal and administrative proceedings;

   - cost overruns or delays in shipyard repair, maintenance, conversion or upgrade projects;

   - limitations on the Registrant's insurance coverage or its inability to obtain or maintain insurance coverage at rates and with deductible amounts that it believes are commercially reasonable;

   - the discovery of significant additional oil and/or gas reserves or the construction of significant oil and/or gas delivery or storage systems that impact regional or worldwide energy markets;

   - requirements and potential liability imposed by governmental regulation of the drilling industry (including environmental regulation);

   -  acts of war or terrorism;

   - significant changes in trade, monetary or fiscal policies worldwide, including changes in interest rates; and

   -  currency fluctuations between the U.S. dollar and other currencies.

      All of the foregoing risks and uncertainties are beyond the Registrant's ability to control, and in many cases, the Registrant cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, the words "believes", "anticipates", "expects", "plans" and similar expressions as they relate to the Registrant or its management are intended to identify forward-looking statements.


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                                                                        FORM 8-K


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             NOBLE CORPORATION



Date:  July 19, 2004         By:    /s/ MARK A. JACKSON
                                    ---------------------------------
                                    Mark A. Jackson,
                                    Senior Vice President-Finance, Chief
                                    Financial Officer, Treasurer, Controller and
                                    Assistant Secretary


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                                                                        FORM 8-K


                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
Exhibit 99.1      Noble Corporation Press Release dated July 19, 2004, announcing the financial results for the quarter ended June 30, 2004.


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